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                                                                   Exhibit 23.2

                             ARTHUR ANDERSEN LLP




                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS




As independent public accountants, we hereby consent to the use of our reports and to all references to our firm included in or made a part of this Registration Statement.




                                                /s/ ARTHUR ANDERSEN LLP
                                                -----------------------------
                                                ARTHUR ANDERSEN LLP



Boston, Massachusetts
July 15, 1996